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     As filed with the Securities and Exchange Commission on August 10, 2000




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               PDF SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)

              DELAWARE                                           25-1701361
(State of incorporation or organization)                        (IRS Employer
                                                             Identification No.)

333 WEST SAN CARLOS ST., SUITE 700, SAN JOSE, CA                        95110
(Address of principal executive offices)                              (Zip Code)

If this form relates to the registration of a class      If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the           of securities pursuant to Section 12(g) of the Exchange
Exchange Act and is effective pursuant to General        Act and is effective pursuant to General Instruction
Instruction A.(c), check the following box. [ ]          A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-43192 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class            Name of each exchange on which
        to be so registered            each class is to be registered
        -------------------            ------------------------------
               None                                 None

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.0001 par value per share
                    -----------------------------------------
                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

     Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-43192) (the "Form S-1 Registration Statement").

Item 2. Exhibits

     The following exhibits are filed as a part of this Registration Statement:

     1.1* Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

     2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

     2.2 Second Amended and Restated Certificate of Incorporation (proposed)-- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

     2.3    Amended and Restated Bylaws-- incorporated herein by reference to
            Exhibit 3.3 to the Form S-1 Registration Statement.

     2.4 Amended and Restated Bylaws (proposed) -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

     2.5 First Amended and Restated Rights Agreement dated August 4, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.


* To be filed by amendment.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 10, 2000                  PDF SOLUTIONS, INC.

                                       By:  /s/ P. Steven Melman
                                          --------------------------------
                                       Name:  P. Steven Melman

                                       Title: Vice President, Finance and
                                              Administration and Chief
                                              Financial Officer

                                INDEX TO EXHIBITS

  Exhibit No.                       Description
  -----------                       -----------
     1.1*   Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration
            Statement.

     2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration
            Statement.

     2.2    Second Amended and Restated Certificate of Incorporation
            (proposed)-- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

     2.3    Amended and Restated Bylaws-- incorporated herein by reference to
            Exhibit 3.3 to the Form S-1 Registration Statement.

     2.4 Amended and Restated Bylaws (proposed) -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

     2.5 First Amended and Restated Rights Agreement dated August 4, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

* To be filed by Amendment.

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